Exhibit 10.2

AMENDMENT NUMBER SIX

to the

Letter Agreement

dated as of January 1, 2002

by and among

NEW CENTURY MORTGAGE CORPORATION

NC CAPITAL CORPORATION

and

CITIGROUP GLOBAL MARKETS REALTY CORP.

(as successor to SALOMON BROTHERS REALTY CORP.)

This AMENDMENT NUMBER SIX (this “Amendment Number Six”) is made this 25th day of June, 2004, among NEW CENTURY MORTGAGE CORPORATION, having an address at 18400 Von Karman, Irvine, California 92612 (“New Century”), NC CAPITAL CORPORATION, having an address at 18400 Von Karman, Irvine, California 92612 (“NCCC”) and CITIGROUP GLOBAL MARKETS REALTY CORP. (as successor to SALOMON BROTHERS REALTY CORP.), having an address at 390 Greenwich Street, New York, New York 10013 (“Citigroup”) to the LETTER AGREEMENT, dated as of January 1, 2002, among New Century, NCCC and Citigroup, as amended pursuant to Amendment Number One, dated December 23, 2002, Amendment Number Two, dated April 30, 2003, Amendment Number Three, dated September 16, 2003, Amendment Number Four, dated December 29, 2003, and Amendment Number Five, dated March 31, 2004 (collectively, the “Letter Agreement”).

RECITALS

WHEREAS, New Century and NCCC have requested that Citigroup agree to amend the Letter Agreement to extend the term thereof as more expressly set forth below and Citigroup has agreed to such request.

WHEREAS, as of the date of this Amendment Number Six, each of New Century and NCCC represents to Citigroup that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Letter Agreement and the Purchase and Sale Agreement, dated as of January 1, 2002, among NCCC, New Century and Citigroup (the “Purchase and Sale Agreement”) and is not in default under the Letter Agreement or the Purchase and Sale Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of June 25, 2004, Paragraph 1(a) of the Letter Agreement is hereby amended by replacing the two occurrences of “June 30, 2004” with “September 30, 2004”.

SECTION 2. Effective as of June 25, 2004, Paragraph 4(c) of the Letter Agreement is hereby amended by replacing the two occurrences of “December 31, 2002” with “September 30, 2004”.

SECTION 3. Fees and Expenses. NCCC agrees to pay to Citigroup all fees and out of pocket expenses incurred by Citigroup in connection with this Amendment Number Six (including all reasonable fees and out of pocket costs and expenses of Citigroup’s legal counsel incurred in connection with this Amendment Number Six), in accordance with Paragraph 5(i) of the Letter Agreement.

SECTION 4. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Letter Agreement.

SECTION 5. Representations. In order to induce Citigroup to execute and deliver this Amendment Number Six, NCCC and New Century hereby represent to Citigroup that as of the date hereof, after giving effect to this Amendment Number Six, each of NCCC and New Century is in full compliance with all of the terms and conditions of the Letter Agreement and the Purchase and Sale Agreement and no Termination Event or material adverse change has occurred under the Letter Agreement and no Seller default or Seller Event of Default has occurred under the Purchase and Sale Agreement.

SECTION 6. Limited Effect. This Amendment Number Six shall become effective upon the execution hereof by the parties hereto. Except as expressly amended and modified by this Amendment Number Six, the Letter Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Six need not be made in the Letter Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Letter Agreement, any reference in any of such items to the Letter Agreement being sufficient to refer to the Letter Agreement as amended hereby.

SECTION 7. GOVERNING LAW. THIS AMENDMENT NUMBER SIX SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 8. Counterparts. This Amendment Number Six may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, NCCC, New Century and Citigroup have caused this Amendment Number Six to be executed and delivered by their duly authorized officers as of the day and year first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:	/s/ EVAN J. MITNICK
Name:	Evan J. Mitnick
Title:	Director

NC CAPITAL CORPORATION

By:	/s/ KEVIN CLOYD
Name:	Kevin Cloyd
Title:	President

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ KEVIN CLOYD
Name:	Kevin Cloyd
Title:	Executive Vice President

The undersigned Guarantor under the Limited Guaranty dated as of January 1, 2002, hereby acknowledges and agrees to the amendment and modification to the Letter Agreement made pursuant to this Amendment Number Six.

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ KEVIN CLOYD
Name:	Kevin Cloyd
Title:	Executive Vice President